Supplementary Information	12 Months Ended
Dec. 31, 2018
Disclosure Text Block Supplement [Abstract]
Supplementary Information

Note 11.  Supplementary Information

Other Current Assets

“Other current assets” were approximately $3.6 million and $2.3 million as of December 31, 2018 and 2017, respectively. Component of "Other current assets" as of December 31, 2018 and 2017 that was more than 5 percent of total current assets was other receivable in the amount of $3.3 million, including operations deposits receivable from a non-controlling shareholder (approximately $0.9 million) and $ 2.2 million due from third parties, respectively.

Other Current Liabilities

“Other current liabilities” were approximately $4.6 million and $0.8 million as of December 31, 2018 and 2017, respectively. Component of "Other current liabilities" that was more than 5 percent of total current liabilities was other payable to third parties in the amount of $4.6 million and $0.6 million respectively.